Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SUTTER HEALTH

NINTH AMENDMENT TO THE MASTER SERVICES AGREEMENT

This Ninth Amendment (the “Amendment”) is entered into as of February 15, 2023 (the “Effective Date”) by and between SUTTER HEALTH, a California nonprofit public benefit corporation, having a principal place of business at 2200 River Plaza Drive, Sacramento, CA, 95833 (“Customer”), and AUGMEDIX OPERATING CORP. F/K/A Augmedix, Inc. a Delaware corporation, having its principal place of business at 111 Sutter Street, Suite 1300, San Francisco, CA 94104 (“Supplier” or “Augmedix”). All capitalized terms used in this Amendment and not defined herein shall have the meaning assigned to such terms in the Agreement.

R E C I T A L S

WHEREAS, Customer and Supplier entered into an agreement dated April 15, 2015 under which Supplier agreed to provide remote Scribe Services (the “Agreement”).

WHEREAS, Customer now desires to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual obligations and undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Meaningful Growth Discount; Authorized User Minimum.

a.	Net New Authorized Users. Subject to subsection c below, during the Term, Augmedix will apply a [***]% discount on Service Fees set forth in Section 3.2 of Exhibit A for each “Net New Authorized User” of the Augmedix Solution, provided that Customer achieves certain growth milestones, as specified in the table below (“Growth Discount”). A “Net New Authorized User” is an Authorized User who is contracted on or after November 17, 2022 and does not replace a previously contracted Authorized User. An Authorized User is considered contracted upon execution of a Service Order identifying the Authorized User and his/her associated billing tier. In the event Customer does not achieve each growth milestone by the applicable deadline, Augmedix reserves the right to, on a going forward basis, return the Net New Authorized Users to the standard pricing set forth in Section 3.2 of Exhibit A upon written notice.

Meaningful Growth Discounts
Gowth Milestone – Net New Authorized Users	Deadline	Discount
[***]	[***]	[***]% Discount on Service Fees
[***]	[***]
[***]	[***]

b.	Current and Other Future Users. Subject to subsection c below, and provided that Customer achieves each growth milestone by the applicable deadline, during the Term, Augmedix will, effective April 1, 2023, apply the [***]% Growth Discount on Service Fees set forth in Section 3.2 of Exhibit A for all Authorized Users, including, for the avoidance of doubt, Authorized Users contracted prior to November 17, 2022. In the event Customer does not achieve each growth milestone by the applicable deadline, Augmedix reserves the right to, on a going forward basis, return all Authorized Users to the standard pricing set forth in Section 3.2 of Exhibit A upon written notice.

c.	Authorized User Minimum. After June 1, 2023, Customer shall maintain a minimum of [***] total Authorized Users of the Augmedix Solution (“Discount Threshold”) in order to retain its [***]% Growth Discount. If the number of Authorized Users thereafter falls below the Discount Threshold for a period of [***] or more, Augmedix reserves the right to, on a going forward basis, return all Authorized Users to the standard pricng set forth in Section 3.2 of Exhibit A upon written notice.

d.	In the event that Sutter fufills its obligations by achieving each growth milestone set forth in Section 1.a above, but Augmedix is unable to fufill its obligation to provide a sufficient number of Scribes to service Sutter’s Authorized Users, Augmedix shall continue to apply the a [***]% discount on Service Fees despite Sutter’s inability to activate the number of Authorized User’s contemplated herein.

2.	No Other Changes. Except as set forth in this Amendment, no other modifications are being made, and all remaining provisions of the Agreement shall remain in full force and effect. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

3.	Execution. By their respective signatures and execution dates, below, each of the following represents that he or she is duly authorized to execute this Agreement and to bind the party on whose behalf such execution is made.

SUTTER HEALTH:		AUGMEDIX OPERATING CORP. F/K/A AUGMEDIX, INC.:

By:	/s/ Jennifer Carlson	By:	/s/ Manny Krakaris
Name:	Jennifer Carlson	Name:	Manny Krakaris
Title:	Sr. Director, Supply Chain Services	Title:	CEO
Date:	2/15/2023	Date:	2/14/2023